Exhibit 10.2

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED.

CONFIDENTIAL

Amendment No. 4 to the Non-Exclusive License Agreement

This Amendment No. 4 to the Non-Exclusive License Agreement (this “Amendment No. 4”), effective August 22, 2019 (the “Fourth Amendment Effective Date”), is made and entered into by and among Five Prime Therapeutics, Inc., a Delaware corporation (“Licensee”), BioWa, Inc., a Delaware corporation (“BioWa”), and Lonza Sales AG, a Swiss corporation (“Lonza” and, together with BioWa, the “Licensor”).

Background

A.	Licensee, BioWa and Lonza are parties to the Non-Exclusive License Agreement, dated February 6, 2012, as amended on June 6, 2013, April 17, 2018 and July 17, 2019 (the “Agreement”).
B.

Pursuant to Section 6.4 of the Agreement, Licensee agreed to make certain payments to BioWa and/or Lonza in connection with the achievement of certain milestone events, including with respect to the Commencement of the first Phase I Clinical Trial, the first Phase II Clinical Trial and, with respect to BioWa only, the first Phase III Clinical Trial.

C.

On October 22, 2018, Licensee notified Licensor of its achievement on September 28, 2018 of the milestone event described in Section 6.4.1(c) of the Agreement with respect to the Commencement of the first Phase III Clinical Trial (the “Phase III Milestone”), and paid to BioWa the milestone payment required pursuant to such Section 6.4.1(c) in accordance with the terms of the Agreement.

D.	As of the Fourth Amendment Effective Date, [***] (the “[***]”).
E.

The Parties desire to amend certain provisions of the Agreement with respect to payment obligations, in accordance with Section 13.14 of the Agreement, which provides that no modification or amendment of any provision of the Agreement shall be valid or effective unless made in writing and signed by a duly authorized officer of each of Licensee, BioWa and Lonza.

Now, therefore, in consideration of the covenants and agreements contained herein and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Licensee, BioWa and Lonza agree as follows:

1.

Amendment of the Agreement. Licensee and Licensor agree to amend the Agreement as provided below, effective as of the Fourth Amendment Effective Date. Capitalized terms used in this Amendment that are not otherwise defined herein shall have the same meanings as such terms are given in the Agreement.

2.Lonza Annual License Fee.

2.1	Section 6.3 of the Agreement is hereby amended and restated in its entirety as set forth below:

“6.3 Lonza Annual License Fee.

6.3.1	In partial consideration of the rights and licenses granted herein, Licensee shall pay to Lonza, [***], an annual, nonrefundable, non-

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creditable commercial license fee as further described in this Section 6.3 (each, a “Lonza Annual License Fee”). The initial payment of the Lonza Annual License Fee for a Product shall become due upon [***] for such Product (the “[***]”), and the second and subsequent Lonza Annual License Fees for a Product shall become due on each anniversary of [***] (each, a “[***]”) until the end of the Term.

6.3.2

Each Lonza Annual License Fee shall be calculated as of the date on which such Lonza Annual License Fee becomes due using the equation set forth below, where the [***], as applicable, shall be based on [***], as applicable, [***] (the “[***]”):

Lonza Annual License Fee = [***];

provided, however, that if [***], then the applicable Lonza Annual License Fee shall [***].

6.3.3

Within [***] after the [***] and each [***] for a Product, Licensee shall provide to Lonza [***] by (i) [***], (ii) [***] and (iii) [***]. Upon receipt of such information, Lonza will invoice Licensee for the Lonza Annual License Fee due, calculated as set forth in Section 6.3.2. Licensee will pay such Lonza Annual License Fee within [***] after receipt of such invoice.

6.3.4	The following examples are provided for reference purposes only to illustrate the applicable Lonza Annual License Fee that would be due to Lonza under certain circumstances:

Example 1: [***].

Using the equation set forth in Section 6.3.2 above, the Lonza Annual License Fee equals [***].

Example 2: [***].

Using the calculation set forth in Section 6.3.2 above, the Lonza Annual License Fee would equal [***]. However, because [***], the Lonza Annual License Fee shall [***]. As such, the Lonza Annual License Fee will be [***].

Example 3: [***].

Using the equation set forth in Section 6.3.2 above, the Lonza Annual License Fee equals [***].”

3.	Lonza Milestone Payments. Section 6.4.2 of the Agreement is hereby amended and restated in its entirety as set forth below:

“6.4.2 Lonza Milestone Payments.

(a) In partial consideration of the licenses granted herein, Licensee shall make the following one-time, non-refundable and non-creditable milestone payments to Lonza (each, a “Lonza Milestone Payment”) upon achievement of the first occurrence of the following milestone events by Licensee or a Sublicensee (each, a “Lonza Milestone Event”):

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(i)Upon Commencement of the first Phase I Clinical Trial, a Lonza Milestone Payment calculated using the equation set forth below, where [***], as applicable, shall be based on the [***], as applicable, [***] (the “[***]”):

Phase I Clinical Trial Lonza Milestone Payment = [***];

provided, however, that if [***], then the Phase I Clinical Trial Lonza Milestone Payment shall [***]; and

(ii)Upon Commencement of the first Phase II Clinical Trial, a Lonza Milestone Payment calculated using the equation set forth below, where [***], as applicable, shall be based on the [***]:

Phase II Clinical Trial Lonza Milestone Payment = [***];

provided, however, that if [***], then the Phase II Clinical Trial Lonza Milestone Payment shall [***].

(b)The following examples are provided for reference purposes only to illustrate the applicable Lonza Milestone Payment that would be due to Lonza under certain circumstances:

Example 1 (Phase I Clinical Trial Lonza Milestone Payment): [***].

Using the calculation set forth in Section 6.4.2(a)(i) above, the Phase I Clinical Trial Lonza Milestone Payment due under Section 6.4.2(a) equals [***].

Example 2 (Phase II Clinical Trial Lonza Milestone Payment): [***].

Using the calculation set forth in Section 6.4.2(a)(ii) above, the Phase II Clinical Trial Lonza Milestone Payment would equal [***]. However, because [***], the Phase II Clinical Trial Lonza Milestone Payment shall [***]. As such, the Phase II Clinical Trial Lonza Milestone Payment will be [***].

Example 3 (Phase II Clinical Trial Lonza Milestone Payment): [***].

Using the equation set forth in Section 6.4.2(a)(ii) above, the Phase II Clinical Trial Lonza Milestone Payment equals [***].”

4.	[***] Milestones. A new Section 6.4.3 is hereby added to the Agreement immediately following Section 6.4.2(b), to read in its entirety as set forth below:

“6.4.3[***] Milestones. The milestones set forth within each of Sections 6.4.1 and 6.4.2 are [***]. In the event that [***] in either of Sections 6.4.1 or 6.4.2 [***] (such [***] milestone, a “[***] Milestone”), such [***] Milestone shall be [***]. [***] for [***] Milestone shall be [***] with [***] with respect to the [***].”

5.	Lonza Royalty Payments. Section 6.5.2 of the Agreement is hereby amended and restated in its entirety as set forth below:

“6.5.2 Lonza Royalty Payments. During the Term and subject to Sections 6.5.3 and 6.5.4, Licensee shall pay to Lonza royalties on a Calendar Quarter basis with respect to Net Sales

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for Product during each Calendar Quarter at the following rates (collectively, the “Lonza Royalties”):

(a)for Product [***], a royalty of [***] percent ([***]%) of the Net Sales for such Product during such Calendar Quarter.

(b)for Product [***], a royalty of [***] percent ([***]%) of the Net Sales for such Product during such Calendar Quarter.

(c)for Product [***], a royalty of [***] percent ([***]%) of the Net Sales for such Product during such Calendar Quarter.”

6.

[***].  In accordance with the new Section 6.4.3 of the Agreement, [***], following full execution and delivery of this Amendment No. 4, Licensee shall [***] (collectively, the “[***]”). No notice to Licensor shall be required [***] in connection with [***]. Following Licensee’s [***] in accordance with [***], [***] shall be [***].

7.Miscellaneous.

7.1	Full Force and Effect. All terms and conditions set forth in the Agreement that are not amended hereby shall remain in full force and effect.
7.2

Entire Agreement.  The Agreement, as amended by this Amendment No. 4, sets forth the entire understanding of Licensee, BioWa and Lonza relating to the subject matter thereof and supersedes all prior agreements and understandings among Licensee, BioWa and Lonza relating to the subject matter thereof.

7.3	Modification. This Amendment No. 4 may not be modified or amended in any way unless done so in accordance with Section 13.14 of the Agreement.
7.4

Counterparts. This Amendment No. 4 may be executed in counterparts, each of which shall constitute an original and both of which, when taken together, shall constitute one agreement.  The exchange of a fully executed Amendment No. 4 (in counterparts or otherwise) by electronic transmission, including by email, or facsimile shall be sufficient to bind Licensee, BioWa and Lonza to the terms and conditions of this Amendment No. 4.

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CONFIDENTIAL

In Witness Whereof, Licensee, BioWa and Lonza have executed this Amendment No. 4 with effect as of the Fourth Amendment Effective Date.

Five Prime Therapeutics, Inc. By: /s/ Tarak Mody Name: Tarak Mody Title: VP, Bus Dev & Alliance Management	BioWa, Inc. By: /s/ Takeshi Masuda Name: Takeshi Masuda Title: President & CEO

Lonza Sales AG By: /s/ Albert Pereda Name: Dr. Albert Pereda Title: Assoc. General Counsel

Lonza Sales AG By: /s/ Jacov Wirtz Name: Jacov Wirtz Title: Assoc. General Counsel